UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 30, 2022, Esports Entertainment Group, Inc. (the “Company”) received a determination from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for the continued listing of its common stock on the Capital Market tier of The Nasdaq Stock Market (“Nasdaq”), subject to the Company evidencing compliance with Nasdaq’s minimum bid price and $2.5 million stockholders’ equity requirement, as set forth in Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1), respectively, on or before February 7, 2023 and March 31, 2023, respectively, and adhering to certain other conditions and requirements. The Company is in the process of taking definitive steps to comply with all applicable conditions and criteria for continued listing on Nasdaq. There can be no assurances, however, that the Company will be able to do so. The Company must satisfy the time frame granted by the Panel or Nasdaq will provide written notification that its securities will be delisted.

As previously disclosed, on October 11, 2022, the Company received notice from the Staff of Nasdaq’s Listing Qualifications Department (the “Staff”) indicating that the Staff had determined to delist the Company’s securities unless the Company timely requests a hearing before the Panel. The Panel’s determination is the result of such hearing held on November 17, 2022.

Exhibit Number	Exhibit Description
99.1	Press release dated December 5, 2022 Nasdaq Listing Favorable Determination.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Damian Mathews
Name:	Damian Mathews
Chief Financial Officer and Chief Operating Officer